Exhibit 99.9

                               Security Agreement

     This Security Agreement (This "Security Agreement"), Dated as of June 21, 2013, is Executed by Red Giant Entertainment, Inc., a Nevada Corporation ("Debtor"), in Favor of Typenex Co-investment, Llc, an Illinois Limited Liability Company ("Secured Party").

     A. Debtor has Issued to Secured Party a Certain Secured Convertible Promissory Note of Even Date Herewith in the Face Amount of $557,500.00 (The "Note").

     B. in Order to Induce Secured Party to Extend the Credit Evidenced by the Note, Debtor has Agreed to Enter Into This Security Agreement and to Grant Secured Party the Security Interest in the Collateral (As Defined Below).

     Now, Therefore, in Consideration of the Above Recitals and for Other Good and Valuable Consideration, the Receipt and Adequacy of Which are Hereby Acknowledged, Debtor Hereby Agrees With Secured Party as Follows:

     1. Definitions and Interpretation. When Used in This Security Agreement, the Following Terms Have the Following Respective Meanings:

     "Collateral" has the Meaning Given to That Term in Section 2 Hereof.

     "Intellectual Property" Means All Patents, Trademarks, Service Marks, Trade Names, Copyrights, Trade Secrets, Licenses (Software or Otherwise), Information, Know-how, Inventions, Discoveries, Published and Unpublished Works of Authorship, Processes, Any and All Other Proprietary Rights, and All Rights Corresponding to All of the Foregoing Throughout the World, Now Owned and Existing or Hereafter Arising, Created or Acquired.

     "Lien" Shall Mean, With Respect to Any Property, Any Security Interest, Mortgage, Pledge, Lien, Claim, Charge or Other Encumbrance In, Of, or On Such Property or the Income Therefrom, Including, Without Limitation, the Interest of a Vendor or Lessor Under a Conditional Sale Agreement, Capital Lease or Other Title Retention Agreement, or Any Agreement to Provide Any of the Foregoing, and the Filing of Any Financing Statement or Similar Instrument Under the Ucc or Comparable Law of Any Jurisdiction.

     "Obligations" Means (A) All Loans, Advances, Future Advances, Debts, Liabilities and Obligations, Howsoever Arising, Owed by Debtor to Secured Party or Any Affiliate of Secured Party of Every Kind and Description, Now Existing or Hereafter Arising, Whether Created by the Note, This Security Agreement, That Certain Securities Purchase Agreement of Even Date Herewith, Entered Into by and
Between  Debtor  and  Secured  Party  (The  "Purchase  Agreement"),   Any  Other
Transaction Documents (As Defined in the Purchase Agreement), Any Modification or Amendment to Any of the Foregoing, Guaranty of Payment or Other Contract or by a Quasi-contract, Tort, Statute or Other Operation of Law, Whether Incurred or Owed Directly to Secured Party or as an Affiliate of Secured Party or Acquired by Secured Party or an Affiliate of Secured Party by Purchase, Pledge or Otherwise, (B) All Costs and Expenses, Including Attorneys' Fees, Incurred by Secured Party or Any Affiliate of Secured Party in Connection With the Note or in Connection With the Collection or Enforcement of Any Portion of the Indebtedness, Liabilities or Obligations Described in the Foregoing Clause (A),
(C) the Payment of All Other Sums, With Interest Thereon, Advanced in Accordance Herewith to Protect the Security of This Security Agreement, and (D) the Performance of the Covenants and Agreements of Debtor Contained in This Security Agreement and All Other Transaction Documents.
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     "Permitted Liens" Means (A) Liens for Taxes Not Yet Delinquent or Liens for
Taxes Being Contested in Good Faith and by Appropriate Proceedings for Which Adequate Reserves Have Been Established, and (B) Liens in Favor of Secured Party Under This Security Agreement or Arising Under the Other Transaction Documents.

     "Ucc" Means the Uniform Commercial Code as in Effect in the State of Nevada From Time to Time.

     Unless Otherwise Defined Herein, All Terms Defined in the Ucc Have the Respective Meanings Given to Those Terms in the Ucc.

     2. Grant of Security Interest. As security for the Obligations, Debtor hereby pledges to Secured Party and grants to Secured Party a security interest in all right, title, interest, claims and demands of Debtor in and to the property described in Schedule A hereto, and all replacements, proceeds, products, and accessions thereof (collectively, the "COLLATERAL").

     3. Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction or other jurisdiction of Debtor or its subsidiaries (including without limitation Nevada and Illinois) relevant to the Collateral; or any financing statements or documents having a similar effect and amendments thereto that provide any other information required by the Uniform Commercial Code (or similar law of any non-United States jurisdiction, if applicable) of such state or jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon Secured Party's request only as it relates to performing the obligations under the Note and the Transaction Documents.

     4. General Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral and that no other person has any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens, and (b) upon the filing of UCC-1 financing statements with the Nevada Secretary of State, Secured Party shall have a perfected first-position security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens.

     5. Additional Covenants. Debtor hereby agrees:

     5.1. to perform all acts that may be necessary to maintain, preserve, protect and perfect in the Collateral, the Lien granted to Secured Party therein, and the perfection and priority of such Lien, except for Permitted Liens;

     5.2. to procure, execute (including endorse, as applicable), and deliver from time to time any endorsements, assignments, financing statements, certificates of title, and all other instruments, documents and/or writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect Secured Party's Lien hereunder and the priority thereof;

     5.3. to provide at least fifteen (15) days prior written notice to Secured Party of any of the following events: (a) any changes or alterations of Debtor's name, (b) any changes with respect to Debtor's address or principal place of business, or (c) the formation of any subsidiaries of Debtor;

     5.4. upon the occurrence of an Event of Default (as defined in the Note) under the Note and, thereafter, at Secured Party's request, to endorse (up to the outstanding amount under such promissory notes at the time of Secured

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Party's  request),  assign and  deliver  any  promissory  notes  included in the
Collateral to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify;

     5.5. to the extent the Collateral is not delivered to Secured Party pursuant to this Security Agreement, to keep the Collateral at the principal office of Debtor, and not to relocate the Collateral to any other locations without providing at least thirty (30) days prior written notice to Secured Party;

     5.6. not to sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein (other than inventory in the ordinary course of business); and

     5.7. not to, directly or indirectly, allow, grant or suffer to exist any Lien upon any of the Collateral, other than Permitted Liens.

     6. Default and Remedies.

     6.1. Default. Debtor shall be deemed in default under this Security Agreement upon the occurrence of an Event of Default (as defined in the Note).

     6.2. Remedies. Upon the occurrence of any such Event of Default, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including, without limiting the foregoing, (a) the right to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party, and
(b) the right to take possession of the Collateral, and for that purpose Secured Party may enter upon premises on which the Collateral may be situated and remove the Collateral therefrom. Debtor hereby agrees that fifteen (15) days' notice of a public sale of any Collateral or notice of the date after which a private sale of any Collateral may take place is reasonable. In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party's rights and remedies hereunder, including, without limitation, Secured Party's right following an Event of Default to take immediate possession of Collateral and to exercise Secured Party's rights and remedies with respect thereto. Secured Party may also have a receiver appointed to take charge of all or any portion of the Collateral and to exercise all rights of Secured Party under this Security Agreement. Secured Party may exercise any of its rights under this Section 6.2 without demand or notice of any kind. The remedies in this Security Agreement, including without limitation this Section 6.2, are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which Secured Party may be entitled. No failure or delay on the part of Secured party in exercising any right, power, or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. All of Secured Party's rights and remedies, whether evidenced by this Security Agreement or by any other agreement, instrument or document shall be cumulative and may be exercised singularly or concurrently.

     6.3. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and

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
other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party's duties under the UCC in Secured Party's exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section.

     6.4. Marshalling. Secured Party shall not be required to marshal any present or future Collateral for, or other assurances of payment of, the Obligations or to resort to such Collateral or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such Collateral and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of Secured Party's rights and remedies under this Security Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

     6.5. Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Secured Party at the time of, or received by Secured Party after, the occurrence of an Event of Default) shall be paid to and applied as follows:

     (a) First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Secured Party;

     (b) Second, to the payment to Secured Party of the amount then owing or unpaid on the Note (to be applied first to accrued interest and second to outstanding principal) and all amounts owed under any of the other Transaction Documents; and

     (c) Third, to the payment of the surplus, if any, to Debtor, its successors and assigns, or to whosoever may be lawfully entitled to receive the same.

In the absence of final payment and satisfaction in full of all of the Obligations, Debtor shall remain liable for any deficiency.

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
     7. Miscellaneous.

     7.1. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

     (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation),

     (b) the fifth Trading Day (as defined in the Purchase Agreement) after deposit, postage prepaid, in the United States Postal Service (with delivery confirmation or certified mail), or

     (c) the second Trading Day after mailing by domestic or international express courier (e.g., FedEx), with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) Trading Days' advance written notice similarly given to each of the other parties hereto):

      Debtor:            Red Giant Entertainment, Inc.
                         Attn: Benny Powell
                         614 E. Hwy 50, Suite 235
                         Clermont, Florida 34711

     Secured Party:      Typenex Co-Investment, LLC
                         Attn: John M. Fife
                         303 East Wacker Drive, Suite 1200
                         Chicago, Illinois 60601

     With a copy to (which shall not constitute notice):

                         Hansen Black Anderson PLLC
                         Attn: Jonathan K. Hansen
                         2940 West Maple Loop Drive, Suite 103
                         Lehi, Utah 84043

     7.2. Nonwaiver. No failure or delay on Secured Party's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

     7.3. Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

     7.4. Assignment. This Security Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; PROVIDED, HOWEVER, that Debtor may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Party.

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
     7.5. Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, or the Note, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's rights hereunder. Debtor waives any right to require Secured Party to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

     7.6. Partial Invalidity. If any part of this Security Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Security Agreement shall remain in full force and effect.

     7.7. Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Secured Party in connection with the custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which are not performed as and when required by this Security Agreement.

     7.8. Waiver of Jury Trial. EACH PARTY TO THIS SECURITY AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS SECURITY AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

     7.9. Entire Agreement. This Security Agreement and the other Transaction Documents, taken together, constitute and contain the entire agreement of Debtor and Secured Party with respect to this particular matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

     7.10. Governing Law; Venue. Except as otherwise specifically set forth herein, the parties expressly agree that this Security Agreement shall be governed solely by the laws of the State of Illinois, without regard to its principles of conflict of laws. Debtor hereby expressly consents to the personal jurisdiction of the state and federal courts located in or about Cook County, Illinois, for any action or proceeding arising from or relating to this Security Agreement, waives, to the maximum extent permitted by law, any argument that venue in any such forum is not convenient, and agrees that any such action or proceeding shall only be venued in such courts.

     7.11. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument. Facsimile copies of signed signature pages will be deemed binding originals.

     7.12. Termination of Security Interest. Upon the payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Debtor. Upon such termination, Secured Party hereby authorizes Debtor to file any UCC termination statements necessary to effect such termination and Secured Party will execute and deliver to Debtor any additional documents or instruments as Debtor shall reasonably request to evidence such termination.

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     7.13.  Time of the Essence.  Time is expressly  made of the essence of each and every provision of this Agreement.




     [Remainder of page intentionally left blank; signature page to follow]

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     IN WITNESS  WHEREOF,  Secured  Party and Debtor have  caused this  Security
Agreement to be executed as of the day and year first above written.

                                SECURED PARTY:

                                TYPENEX CO-INVESTMENT, LLC

                                By: Red Cliffs Investments, Inc., its Manager


                                By: /s/ John M. Fife
                                   --------------------------------------------
                                   John M. Fife, President

                                DEBTOR:

                                RED GIANT ENTERTAINMENT, INC.


                                By: /s/ Benny R. Powell
                                    -------------------------------------------
                                Benny R. Powell, President/CEO


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                                   SCHEDULE A
                              TO SECURITY AGREEMENT

Those certain Secured Buyer Notes (comprised of Secured Buyer Note #1 and Secured Buyer Note #2) and Buyer Notes (comprised of Buyer Note #3 and Buyer Note #4) issued by Secured Party in favor of Debtor on June 21, 2013, each in the initial principal amount of $100,000.00, and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

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